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                                                                 EXHIBIT 10.7.2


                                AMENDMENT TO THE
                                WASHINGTON MUTUAL
                              RESTRICTED STOCK PLAN
                 AS AMENDED AND RESTATED AS OF JANUARY 18, 2000


        THIS AMENDMENT to the Washington Mutual Restricted Stock Plan As Amended and Restated as of January 18, 2000 (the "Plan") is made by Washington Mutual, Inc. (the "Company") on this ____ day of _______________:

                                    RECITALS

        WHEREAS, Washington Mutual, Inc. (the "Company") maintains the Plan for the benefit of eligible employees; and

        WHEREAS, the Company maintains the Washington Mutual, Inc. Deferred Compensation Plan for Directors and Certain Highly Compensated Employees (the "Deferred Compensation Plan"); and

        WHEREAS, the Company has approved amendments to the Deferred Compensation Plan to provide a contribution credit under that plan in an amount equal to the value of restricted stock issued under the Restricted Stock Plan surrendered to the Company; and

        WHEREAS, the Directors' Compensation and Stock Option Committee has amended the Restricted Stock Plan to authorize the surrender of restricted stock to the Company in return for a contribution credit under the Deferred Compensation Plan; and

        WHEREAS, the Board of Directors desires to ratify such amendment;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        Article 6 of the Plan is hereby amended by the addition of the following new Section 6.7:

        6.7 SURRENDER OF RESTRICTED STOCK. A Participant who also is a participant in the Washington Mutual, Inc. Deferred Compensation Plan for Directors and Certain Highly Compensated Employees (the "DCP") may surrender to the Company all or a portion of an Award pursuant to the terms and provisions of the DCP relating to surrender of restricted stock in return for a contribution credit under the DCP.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.



                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________